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                                                                  Exhibit 99.1




                              FOR IMMEDIATE RELEASE




             WESTIN HOTELS LIMITED PARTNERSHIP SELECTS ERNST & YOUNG
                           AS ITS INDEPENDENT AUDITOR


WHITE PLAINS, NY - April 10, 2002 - Westin Hotels Limited Partnership (the "Partnership") announced today that its has appointed Ernst & Young as the Partnership's independent auditors, replacing Arthur Andersen. The decision to change auditors followed a review of various alternatives.

The Partnership will file a Form 8-K with the Securities and Exchange Commission with respect to the change in outside auditors.

For further information please contact Phoenix American Financial Services, WHLP's investor relations manager, at 1-800-323-5888.